UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 16, 2010
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)      On June 16, 2010, the Board of Directors of Kimberly-Clark Corporation (the “Corporation”) elected Nancy J. Karch to the Board of Directors, effective immediately. Ms. Karch is a retired Director of McKinsey & Co.  Ms. Karch also was appointed to the Audit Committee of the Corporation’s Board of Directors.  Ms. Karch will participate in the Corporation’s Outside Director Compensation Plan.

            A copy of the news release announcing the election of Ms. Karch to the Corporation’s Board of Directors is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

            Exhibit 99.1     News release issued by Kimberly-Clark Corporation on June 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: June 17, 2010	By: /s/ John W. Wesley
Vice President and Secretary

EXHIBIT INDEX

99.1	News release issued by Kimberly-Clark Corporation on June 17, 2010.